EXTENSION AGREEMENT

          This modification agreement is dated as of September 30, 1995, and is among MEDITE CORPORATION, a Delaware corporation ("Medite"), UNITED STATES NATIONAL BANK OF OREGON ("U.S. Bank"), NATIONSBANK OF NORTH CAROLINA, N.A. ("NationsBank"), and SOCIETE GENERALE, SOUTHWEST AGENCY ("Soc Gen").

                                    Recitals
                                    --------


          A. Medite and U.S. Bank are the original parties to a Loan Agreement dated as of July 16, 1993 (the "1993 Loan Agreement"). U.S. Bank, NationsBank, Soc Gen, and Medite are parties to an Assignment and Co-Lender Agreement dated as of April 5, 1994, under which NationsBank and Soc Gen became parties to the 1993 Loan Agreement. U.S. Bank, NationsBank, Soc Gen, and Medite are also parties to a Loan Extension Agreement dated as of September 30, 1994, and to a Modification Agreement dated as of February 14, 1995. U.S. Bank, NationsBank, and Soc Gen are referred to individually as a "Lender" and collectively as the "Lenders." All capitalized terms that are not defined in this agreement are used as they are defined in the 1993 Loan Agreement. Medite has issued a Term Loan Note and an Operating Loan Note to each Lender to evidence its liability to repay the Credit Facilities provided by each Lender to Medite.

C. The parties desire to extend the Maturity of the Operating Line Facility to September 30, 1997.

          NOW, THEREFORE, it is agreed that:

1.  Medite represents and warrants to Lenders that:

    a. The representations and warranties made by Medite in the 1993 Loan Agreement continue to be true and correct in all material respects as of the date hereof,

   b. Medite is not in default in any material respect of its obligations under the 1993 Loan Agreement, the Term Loan Notes, or the Operating Line Notes;

   c. Neither the issuance (signing and delivery) nor performance of this Extension Agreement by Medite will violate or constitute a default under or breach of any law, regulation, rule, license, pen-nit, order, agreement, instrument, indenture, undertaking, or similar legal or contractual duty applicable to Medite that might reasonably be anticipated to result in a material adverse change in the financial condition, business operations, or property of Medite;

   d. Medite has been duly authorized by its board of directors to issue and perform this Extension Agreement;


   e. This Extension Agreement has been issued by a duly authorized representative of Medite; and

   f. The Operating Line Notes, as extended by this Extension Agreement, are the legally valid and binding obligations of Medite which are enforceable in accordance with their terms subject to the effect of bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights and remedies of creditors generally and general principles of equity whether applied by a court of law or equity.

2.  The Maturity of the operating Line is hereby extended to September 30, 1997.

3. All of the terms and conditions of the 1993 Loan Agreement, the Notes, and the Loan Documents, as modified and extended, will continue in full force and effect as hereby extended. This Extension Agreement is one of the Loan Documents.

4. Medite will reimburse Agent upon written request for its reasonable and necessary out-ofpocket costs and expenses in negotiating, preparing, and issuing this Extension Agreement-

   For convenience, this Extension Agreement may be signed in one or more counterparts, but all such counterparts constitute just one agreement.


UNITED STATES NATIONAL BANK             MEDITE CORPORATION
OF OREGON

By /s/ Janice T. Thede                  By /s/ Michael A. Snetzer
  ---------------------------------       ----------------------------------

     Janice T. Thede                         Michael A. Snetzer
     Vice President                          Chairman of the Board


NATIONSBANK OF NORTH                    SOCIETE GENERALE,
     CAROLINA, N.A.                           SOUTHWEST AGENCY

By  /s/ Michael O. Lincoln
  ---------------------------------
                                        By /s. Richard M. Lewis
                                          ---------------------------------
     Michael O. Lincoln
                                              Richard M. Lewis
     Senior Vice President
                                              Vice President